SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2003

           (Exact name of registrant as specified in its charter)

                           UNION BANKSHARES, INC.

(State or other jurisdiction      (Commission        (IRS Employer
of incorporation)                 File Number)       Identification Number)
Vermont                           000-28449          03-0283552

(Address of principal executive offices)
20 Main St., P.O. Box 667                            (Zip Code)
Morrisville, VT                                      05661-0667

Registrant's telephone number, including area code:  (802) 888-6600

        (Former name or former address, if changed since last report)

                               Not applicable


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Item 5:  Other Events

      1) On February 18th we publicly announced the planned merger of our two subsidiary banks, Union Bank and Citizens Savings Bank and Trust Company (Citizens) under the name and banking charter of Union Bank as well as the resignation of Jerry Rowe, President and CEO of Citizens and Vice President and Director of Union Bankshares. A copy of our press release is filed as
            Exhibit 99.1 to this report.

Item 9:  Regulation FD Disclosure

      1) On February 18th we mailed a letter to our stockholders announcing the planned merger of our two subsidiary banks, Union Bank and Citizens as well as the resignation of Jerry Rowe, President and CEO of Citizens and Vice President and Director of Union Bankshares. A copy of our letter to shareholders is furnished as Exhibit 99.2 to this report.

             CAUTIONARY ADVICE ABOUT FORWARD LOOKING STATEMENTS

The Company may from time to time make written or oral statements that are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include financial projections, statements of plans and objectives for future operations, estimates of future economic performance and assumptions relating thereto. The Company may include forward-looking statements in its filings with the Securities and Exchange Commission, in its reports to stockholders, in other written materials, and in statements made by senior management to analysts, rating agencies, institutional investors, representatives of the media and others.

By their very nature, forward-looking statements are subject to uncertainties, both general and specific, and risk exists those predictions, forecasts, projections and other estimates contained in forward-looking statements will not be achieved. Also when we use any of the words "believes," "expects," "anticipates" or similar expressions, we are making forward-looking statements. Many possible events or factors, including those beyond the control of management, could affect the future financial results and performance of our company. This could cause results or performance to differ materially from those expressed in our forward-looking statements. The possible events or factors that might affect our forward-looking statements include, but are not limited to, the following:

*     Uses of monetary, fiscal and tax policy by various governments
* Political, legislative or regulatory developments in Vermont, New Hampshire or the United States including changes in laws concerning accounting, taxes, banking and other aspects of the financial services industry
* Developments in general economic or business conditions, including interest rate fluctuations, market fluctuations and perceptions, and inflation
* Changes in the competitive environment for financial services organizations
*     The company's ability to retain key personnel
*     Changes in technology including demands for greater automation
*     Acts of terrorism or war
*     Adverse changes in the securities market
* Unanticipated lower revenues, loss of customers or business or higher operating expenses

While relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties.

(a) Exhibits. The following exhibits are filed herewith as part of this report:

      99.1  Union Bankshares, Inc., Press Release dated February 18, 2003.
      99.2  Union Bankshares, Inc., Letter to Shareholders dated February
            18, 2003.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Union Bankshares, Inc.


February 18, 2003                      /s/ Kenneth D. Gibbons
                                       ______________________________
                                       Kenneth D. Gibbons, President

February 18, 2003                      /s/ Marsha Mongeon
                                       ______________________________
                                       Marsha A. Mongeon, Chief Financial
                                       Officer

                              EXHIBIT INDEX

99.1  Union Bankshares, Inc., Press Release dated February 18, 2003.

99.2  Union Bankshares, Inc., Letter to Shareholders dated February 18,
      2003.


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